Business combinations	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Business combinations
9.	Business combinations
Acquisition for the year ended December
 31, 2018
On December 5, 2018, PagSeguro Brazil acquired 100.0% of the share capital and obtained the control of TILIX. The total consideration for the purchase was R$19,610, of which R$3,810 was settled in cash and R$15,800 in variable installments, subject to the attainment of specific targets in 2020 (R$4,100) and 2021 (R$11,700), established in the acquisition agreement. The fair value of the assets acquired, and the liabilities assumed on the acquisition date, are substantially similar to their book value. Based on current management expectations, this performance goal will be achieved. The purchase price allocation may be subject to changes in the measurement period as defined in IFRS.
The goodwill of R$19,175 arising from the acquisition is attributable to the future profitability of the business in synergy with the products offered by the PagSeguro Group. The fair values of the identifiable assets and liabilities of TILIX as at the date of acquisition were:

Fair value of assets and liabilities acquired
The assets and liabilities arising from the acquisition
Cash and cash equivalents	1,996
Assets acquired	130
Liabilities assumed	(3,975)
Property, plant and equipment and intangible assets	2,284

Value of net assets	435

Goodwill	19,175

Purchase cost	19,610

Consideration for the purchase settled in cash	3,810

Cash and cash equivalents at the subsidiary acquired	(1,996)

Amount paid on acquisitions less cash and cash equivalents acquired	1,813

Acquisition for the six months ended June 30, 2019
On January 4, 2019, PagSeguro Group acquired 100% of the share capital and obtained control of BBN Banco de Negócios S.A. Total consideration paid amounted to R$58,820 and the total net assets acquired amount to R$44,549. This acquisition is in accordance with PagSeguro Group’s business strategies, ramping up investments on new technologies, products and services for our digital ecosystem.
The goodwill recognized is primarily attributed to the expected synergies and other benefits from combining the assets and activities of BancoSeguro with those of PagSeguro Group as well as generate more usage and engagement from PagSeguro clients and is tested annually for impairment in December or when circumstances indicated that the carrying value may be impaired. The Group’s impairment test for goodwill is based on value-in-use
calculations.
The key assumptions used to determine the recoverable amount for the different cash generating units were disclosed in the annual consolidated financial statements for the year ended 31 December 2018. The purchase price allocation may be subject to changes in the measurement period as defined in IFRS. The fair values of the identifiable assets and liabilities of BBN Banco de Negócios S.A. as at the date of acquisition were:

Fair value of assets and liabilities acquired
The assets and liabilities arising from the acquisition
Cash and cash equivalents	44,567
Assets acquired	26
Liabilities assumed	(44)

Value of net assets	44,549

Goodwill	14,271

Purchase cost	58,820

Consideration for the purchase settled in cash	58,820

Cash and cash equivalents at the subsidiary acquired	(44,567)

Amount paid on acquisitions less cash and cash equivalents acquired	14,253